UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 27, 2010

Santa Lucia Bancorp

(Exact name of Registrant as specified in its charter)

California	000-51901	35-2267934
(State or other jurisdiction	(File number)	(I.R.S. Employer
of incorporation)		Identification No.)

7480 El Camino Real, Atascadero, CA	93422
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code (805) 466-7087

Not Applicable

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 — Hiring of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c). On August 27, 2010, Santa Lucia Bancorp (the “Company”) (OTCBB: SLBA.OB) and Santa Lucia Bank (the “Bank”), the wholly owned subsidiary of Company, announced the appointment of Margaret Torres, age 60, as the Executive Vice President and Chief Financial Officer of both the Company and the Bank.  Ms. Torres will begin her employment on September 1, 2010.  The terms of Ms. Torres’ employment provide for a signing bonus of $35,000, an annual salary of $160,000 and an option to purchase 10,000 shares of the Company’s stock.  Ms. Torres will also be eligible to participate in employee benefits generally available to Company and Bank employees.  Prior to accepting this position with the Company and the Bank, Ms. Torres served as the Executive Vice President and Chief Financial Officer of both Heritage Oaks Bank and Heritage Oaks Bancorp since 1999.

The Bank also announced the promotion of Claudya Oglesby, age 49, to Executive Vice President and Chief Credit Officer and Melodee Fontana, age 51, to Executive Vice President and Operations Administrator of the Bank.  As part of the promotion, Ms. Oglesby received an increase in her base salary to $145,000.  All other terms of Ms. Oglesby’s compensation remain the same.  Prior to the promotion, Ms. Oglesby had been serving as Senior Vice President, Credit Administration since December, 2009.  Ms. Oglesby worked for American Perspective Bank from September 2007 through December 2009.  Prior to September 2007 Ms. Oglesby acted as Senior Vice President, Assistant Credit Administrator with Santa Lucia Bank, where she had been an employee for 22 years.

As part of the promotion, Ms. Fontana received an increase in her base salary to $100,000.  All other terms of Ms. Fontana’s compensation remain the same.  Prior to the promotion, Ms. Fontana had been serving as Senior Vice President and Operations Administrator of the Bank since August 2007.  Prior to that Ms. Fontana served as Vice President and Operations Administrator, and has been with Santa Lucia Bank since 1990.

James Cowan, former Executive Vice President and Chief Financial Officer of the Company and Chief Administrative Officer and Chief Credit Officer of the Bank, has been terminated.

For 25 years, the Bank has provided its customers with friendly, hometown services and state of the art banking products.

A press release was issued by the Company on August 27, 2010, discussing the above management changes and is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.      Exhibits

(d)     Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release from Santa Lucia Bancorp dated August 27, 2010

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2010	SANTA LUCIA BANCORP

	By:	/s/ John C. Hansen
John C. Hansen
	Its:	President & CEO
(Principal Executive Officer)